UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020 (October 12, 2020)

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

U.S. Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, U.S. Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Altisource Asset Management Corporation (the “Company”) was held on October 12, 2020 (the “Annual Meeting”). On the record date for the Annual Meeting (September 11, 2020), an aggregate of 1,632,117 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The final results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

(i)The following Directors were elected to serve until the Company's 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
Indroneel Chatterjee	1,057,819	63	—	469,815
Ricardo C. Byrd	1,051,592	6,170	120	469,815
John P. de Jongh, Jr.	1,055,717	2,065	100	469,815
John A. Engerman	1,057,716	66	100	469,815

The following Director did not receive a majority of votes cast at the Annual Meeting and, therefore, was not elected to serve as a Director for the 2020-2021 service year. The voting results with respect to the Director that was not elected were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
George G. Ellison	186,521	871,261	100	469,815

Following the Annual Meeting where Mr. Ellison did not receive a vote of the majority of votes cast to be re-elected to the Board of Directors of the Company (the “Board”), on October 14, 2020 the Board determined to reduce its size, effective October 12, 2020, to four (4) members in accordance with the Company’s Third Amended and Restated Bylaws rather than adding another director to replace Mr. Ellison at this time.

(ii)The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 was ratified by the following vote:

For	Against	Abstentions
1,527,677	15	5

(iii)The compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, on an advisory basis, by the following vote:

For	Against	Abstentions	Broker Non-Votes
1,055,504	2,366	12	469,815

(iv)“Every One Year” was approved, on an advisory basis, as the frequency in which an advisory vote on executive compensation should be presented to the Company’s stockholders, by the following vote:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
1,057,644	8	229	1	469,815

(v)The adoption of the Company’s 2020 Equity Incentive Plan was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
967,676	90,097	109	469,815

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
October 16, 2020	By:	/s/ Indroneel Chatterjee
Indroneel Chatterjee Chairman and Co-Chief Executive Officer